united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17645 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2720

Date of fiscal year end: 3/31

Date of reporting period: 3/31/19

Item 1. Reports to Stockholders.

Pinnacle Sherman Tactical Allocation Fund

Class A Shares (PTAFX)
Class C Shares (PTCFX)
Class I Shares (PTIFX)

Annual Report
March 31, 2019

1-888-985-9830
www.pinnacledynamicfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.pinnacledynamicfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholders:

We are pleased to present you with the Pinnacle Sherman Tactical Allocation Fund (the “Fund”) Annual Report for March 31, 2019.

The past year ended March 31, 2019, continued to be a challenging year for the Fund. The one-year total return for the I share class was negative (-4.59%), and it trailed both its benchmark index (DJ Moderate Index) and its Morningstar category average (Tactical Allocation). While this, in and of itself, is not necessarily a concern based on the Fund being significantly more conservative than its benchmark index and a more conservative Fund within the Tactical Allocation category, the cause and way it underperformed is concerning.

While in the past the Fund’s struggle compared to its index and category was the result of strong equity market performance, which is understandable, the current underperformance was seen in the 4th quarter downturn at the end of 2018. This was extremely disappointing.

You will recall that on September 1, 2015, we made a significant change in the investment strategy used within the Fund. While we certainly understood this would have the affect of being more conservative on the upside during times of strong domestic equity returns, we believed a multiple model/signal strategy would prove more beneficial during times of equity market stress, as well as during times where other asset classes (e.g. fixed income, commodities) had sustained periods (>1 year) of strength compared to domestic equities.

At the time this had an almost immediate benefit as the beginning of 2016 had a very rough equity start to the year – the S&P 500 Total Return was down -10.27% from 1/1/16 – 2/11/16. However, overall, coming into this past fiscal year, the domestic equity markets have been strong since we made the investment strategy change and, therefore, the Fund’s underperformance was not unexpected. See the chart below for a recap of this information:

Investment Name	1/1/2016 –	9/1/2015 –
	2/11/2016	3/31/2018
Pinnacle Sherman Tactical Allocation Fund I share (PTIFX)	0.10%	3.42%
DJ Moderate Portfolio Index	-6.10%	9.51%
Morningstar Tactical Allocation	-4.61%	6.27%
Mgr Benchmark Long-Short AW	-5.72%	4.24%

However, as we previously mentioned, what disappointed us the most concerning this past year’s performance was the drawdown experienced by the Fund during the 4th quarter 2018. As you are probably aware, the S&P 500 had its largest quarterly decline since the 3rd quarter 2011. The S&P 500 Total Return was down -13.52% for the 4th quarter 2018 and was down -9.03% in December alone. As you can see from the breakdown of quarterly returns for the past year, the 4th quarter standouts (negatively) considering what we’re trying to accomplish within the Fund.

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Investment Name	4/1/18 –	7/1/18 –	10/1/18 –	1/1/19 –	1 Year
	6/30/18	9/30/18	12/31/18	3/31/19	3/31/19
Pinnacle Sherman Tactical Allocation Fund I share (PTIFX)	-0.77%	2.42%	-10.88%	5.34%	-4.59%
DJ Moderate Portfolio Index	0.44%	2.23%	-7.70%	8.79%	3.10%
Morningstar Tactical Allocation	0.64%	2.58%	-9.08%	7.32%	0.27%
Mgr Benchmark Long-Short AW	-0.84%	2.72%	-8.42%	5.49%	-1.60%

There were two main factors responsible for the severe drawdown in 4th quarter 2018, which was responsible for the disappointing one-year return:

1)	The quarterly trend indicator was positive for the 4th quarter 2018; and

2)	The short-term indicator was “stuck” (explained below) in positive status during December.

Quarterly Trend Indicator

Approximately 20% of the Fund’s allocation is based on the Risk Managed Gold model. When the Gold Trend Strength indicator is negative, which it has been since August 3, 2018, this allocation will either invest in equities or fixed income, depending on the status of the quarterly trend indicator. Equity strength had remained strong enough that the quarterly trend indicator gave a positive signal for the 4th quarter. Since this indicator only changes quarterly, it had the unfortunate effect of having this portion of the portfolio invested in equities for the 4th quarter 2018.

Short-Term Indicator

Approximately 20% of the Fund’s allocation is based on the Sector Long Short model. When the indicator is positive then this allocation will be invested in equities and when this indicator is negative then this allocation will be invested in an ETF that is the inverse of the S&P 500. While the indicator did turn negative periodically in October and November, it had reversed back to positive heading into December. Unfortunately, one of the rules of the indicator is it must attain a certain level before turning back negative. The purpose is to try and help guard against whipsaws in the signal and it has worked well up until this point. This time it had the unintended consequence of keeping the signal “stuck” in positive during a very rough December.

While we still believe in the overarching philosophy that caused us to adopt the new investment strategy as of 9/1/2015, we recognize the shortcomings of some of the signals. While not wanting to simply make changes based off one extremely disappointing quarter, we also recognize there is nothing stopping a similar occurrence from taking place in the future. Therefore, we are implementing a Cash Directional Indicator (“CDI”) as a safeguard for the Fund.

One of the things we monitor is the strength or weakness of cash compared to many different equity asset classes and sectors. Since there are inherent weaknesses in the signals discussed above (as there are inherent weaknesses in any market signal/model), we believe we can implement the CDI as an overlay to help offset some of those weaknesses. For example, when the short-term indicator is positive but has not reached the level yet where it can turn back negative, we can use this indicator as an overlay to move out of equities when cash is showing statistically significant strength against equities overall. The same type of application of CDI can be used with the quarterly trend indicator to help intra-quarter.

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We believe this change will allow the Fund the best opportunity to achieve its objective moving forward and do so in the way we, and investors, anticipate.

As of March 31, 2019, the Fund returned the following (Inception date June 3, 2013):

Pinnacle Sherman Tactical Allocation Fund Share Class	1 Year	Since 9/1/2015 Annualized	5 Year	Annualized Since Inception
Class I share (PTIFX)	-4.59%	1.11%	-0.69%	0.98%
Class A share (PTAFX) – load waived	-4.76%	0.91%	-0.92%	0.75%
Class C share (PTCFX)	-5.47%	0.14%	-1.67%	0.03%
Load Adjusted
Class A share (PTAFX)	-10.24%	-0.74%	-2.09%	-0.27%

Past Performance does not guarantee future results. The maximum sales charge for Class A Shares is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.44% for Class A, 3.19% for Class C and 2.19% for Class I shares per the August 1, 2018 prospectus. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 1% redemption fee as a percent of the amount redeemed if held less than 60 days and this is applicable to each share class. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2019, to ensure that the net annual fund operating expenses will not exceed 1.49%, 2.24%, and 1.24% attributable to Class A, C, and I shares respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. For performance information current to the most recent month end, please call toll-free 1-888-985-9830.

Definitions/Glossary

Dow Jones Moderate Portfolio Index® (DJ Moderate Index) – A global benchmark that takes 60% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Morningstar Tactical Allocation® – Asset weighted category average of U.S. based open end mutual funds that Morningstar has assigned to this category. Tactical Allocation portfolios seek to provide capital appreciation and income by actively shifting allocations between asset classes. These portfolios have material shifts across equity regions, and bond sectors on a frequent basis. Returns do reflect internal fees and expenses of the funds included in this category but returns do not reflect any sales charges. The category average is not available for direct investment.

Morningstar Manager Benchmark Long-Short AW® – Asset weighted average of open-end mutual funds, closed end funds, variable annuity underlying funds, and exchange traded funds that Morningstar has classified in their long-short institutional category. U.S. based long-short portfolios hold sizable stakes in both long and short positions in equities and related derivatives. Some in this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Returns do reflect internal fees and expenses of the funds included in this category, but returns do not reflect any sales charges. The category average is not available for direct investment.

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S&P 500® – The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. Returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Past Performance does not guarantee future results.

It is not possible to invest in an index or category average.

Long: The buying of a security with the expectation that the security will rise in value.

Short: The selling of a security before purchasing with the expectation that the security will decline in value.

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PINNACLE SHERMAN TACTICAL ALLOCATION FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2019

The Fund’s performance figures* for the periods ending March 31, 2019, compared to its benchmarks:

				Since
	One	Three	Five	Inception ** -
	Year	Year	Year	March 31, 2019
Pinnacle Sherman Tactical Allocation Fund - Class A	(4.76)%	0.13%	(0.92)%	0.75%
Pinnacle Sherman Tactical Allocation Fund - Class A with load	(10.22)%	(1.84)%	(2.09)%	(0.27)%
Pinnacle Sherman Tactical Allocation Fund - Class C	(5.47)%	(0.62)%	(1.67)%	0.03%
Pinnacle Sherman Tactical Allocation Fund - Class I	(4.59)%	0.36%	(0.69)%	0.98%
Dow Jones Moderate Portfolio Index ®	3.14%	7.67%	5.48%	6.40%
Morningstar Global Flexible Allocation AW ®	0.60%	6.10%	2.98%	3.92%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, before any fee waivers, are 2.44% for Class A shares, 3.19% for Class C shares and 2.19% for Class I shares per the August 1, 2018 prospectus. Shares sold within 60 days of purchase are subject to a 1.00% redemption fee. For performance information current to the most recent month-end, please call toll-free 1-888-985-9830.

Dow Jones Moderate Portfolio Index® – A global benchmark that takes 60% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Morningstar Global Flexible Allocation AW® – Asset weighted average of open end mutual funds, closed end funds, variable annuity underlying funds, and exchange traded funds that Morningstar has classified in their Global Flexible Allocation institutional category. Portfolios from this group offer exposure to all of the major asset classes globally, but do not have a specific target asset allocation, thus they may invest in variable proportions of stocks, bonds or cash. Returns do reflect internal fees and expenses of the funds included in this category but returns do not reflect any sales charges. The category average is not available for direct investment.

**	Inception date is June 3, 2013.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
March 31, 2019

Comparison of the Change in Value of a $10,000 Investment

The Fund’s top asset classes as of March 31, 2019, are as follows:

Asset Class	% of Net Assets
Debt Funds	42.2%
Equity Funds	50.9%
Other Assets Less Liabilities	6.9%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Pinnacle Sherman Tactical Allocation Fund
PORTFOLIO OF INVESTMENTS
March 31, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 93.1%
	DEBT FUNDS - 42.2%
4,325	First Trust Enhanced Short Maturity ETF	$259,413
14,905	iShares 20+ Year Treasury Bond ETF	1,884,588
17,305	iShares MBS ETF	1,840,560
16,610	iShares National Muni Bond ETF	1,846,866
		5,831,427
	EQUITY FUNDS - 50.9%
6,700	First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	320,629
34,050	First Trust S&P REIT Index Fund	847,845
2,805	Invesco QQQ Trust Series 1	503,946
2,435	iShares Russell 3000 ETF	405,915
2,870	iShares S&P 500 Growth ETF	494,673
4,180	iShares S&P 500 Value ETF	471,253
97,000	ProShares Short S&P 500	2,682,050
1,815	SPDR Dow Jones Industrial Average ETF Trust	470,321
3,000	SPDR S&P 500 ETF Trust	847,440
		7,044,072

	TOTAL EXCHANGE TRADED FUNDS (Cost $12,339,232)	12,875,499

	TOTAL INVESTMENTS - 93.1% (Cost $12,339,232)	$12,875,499
	OTHER ASSETS LESS LIABILITIES - 6.9%	956,698
	NET ASSETS - 100.0%	$13,832,197

EPRA - European Public Real Estate Association

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

MBS - Mortgage-Backed Security

NAREIT - National Association of Real Estate Investment Trusts

REIT - Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

ASSETS
Investment in securities at fair value (cost $12,339,232)	$12,875,499
Cash and cash equivalents	947,578
Dividends and interest receivable	8,620
Prepaid expenses and other assets	24,044
TOTAL ASSETS	13,855,741

LIABILITIES
Investment advisory fees payable	8,150
Distribution (12b-1) fees payable	2,409
Payable to related parties	8,337
Accrued expenses and other liabilities	4,648
TOTAL LIABILITIES	23,544
NET ASSETS	$13,832,197

Net Assets Consist Of:
Paid in capital	$14,978,359
Accumulated losses	(1,146,162)
NET ASSETS	$13,832,197

Net Asset Value Per Share:
Class A Shares:
Net Assets	$6,576,912
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	668,645
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.84
Maximum offering price per share (maximum sales charge of 5.75%)	$10.44

Class C Shares:
Net Assets	$1,191,166
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	125,412
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.50

Class I Shares:
Net Assets	$6,064,119
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	614,245
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.87

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2019

INVESTMENT INCOME
Dividends	$490,859
Interest	9,532
TOTAL INVESTMENT INCOME	500,391

EXPENSES
Investment advisory fees	263,642
Distribution (12b-1) fees:
Class A	19,550
Class C	23,580
Registration fees	39,520
Transfer agent fees	34,038
Administrative services fees	22,632
Printing and postage expenses	21,505
Accounting services fees	21,040
Audit fees	17,000
Trustees fees and expenses	15,475
Legal fees	13,991
Third party administrative servicing fees	9,121
Custodian fees	6,596
Compliance officer fees	5,669
Insurance expense	838
Other expenses	2,685
TOTAL EXPENSES	516,882

Less: Fees waived by the adviser	(147,836)

NET EXPENSES	369,046
NET INVESTMENT INCOME	131,345

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized loss from security transactions	(1,280,192)
Net change in unrealized depreciation on investments	(398,492)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,678,684)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,547,339)

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 31,
	2019	2018

FROM OPERATIONS
Net investment income	$131,345	$71,289
Net realized gain (loss) from security transactions	(1,280,192)	605,176
Net change in unrealized appreciation (depreciation) on investments	(398,492)	17,487
Net increase (decrease) in net assets resulting from operations	(1,547,339)	693,952

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	—	(223,713)
Class C	—	(56,680)
Class I	—	(214,639)
From net investment income:
Class A	—	(13,128)
Class I	—	(59,064)
From return of capital:
Class A	(3,544)	—
Class I	(16,345)	—
Total distributions paid*
Class A	(14,301)	—
Class I	(65,962)	—
Net decrease in net assets resulting from distributions to shareholders	(100,152)	(567,224)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,062,532	5,142,131
Class C	165,072	1,136,762
Class I	1,422,672	17,485,831
Net asset value of shares issued in reinvestment of distributions:
Class A	9,920	131,598
Class C	—	48,990
Class I	76,706	264,072
Redemption fee proceeds:
Class A	263	1,653
Class C	13	29
Class I	157	1,092
Payments for shares redeemed:
Class A	(5,467,422)	(13,450,252)
Class C	(2,819,232)	(2,019,271)
Class I	(19,018,712)	(4,125,082)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(24,568,031)	4,617,553

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,215,522)	4,744,281

NET ASSETS
Beginning of Year	40,047,719	35,303,438
End of Year **	$13,832,197	$40,047,719

*	Distributions from net investment income and net realized capital gains are combined for the year ended March 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year end March 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment loss of $22,906 as of March 31, 2018.

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31,	March 31,
	2019	2018
SHARE ACTIVITY
Class A:
Shares Sold	109,485	492,388
Shares Reinvested	1,048	12,474
Shares Redeemed	(537,074)	(1,257,451)
Net decrease in shares of beneficial interest outstanding	(426,541)	(752,589)

Class C:
Shares Sold	17,566	110,421
Shares Reinvested	—	4,775
Shares Redeemed	(281,751)	(196,768)
Net decrease in shares of beneficial interest outstanding	(264,185)	(81,572)

Class I:
Shares Sold	137,886	1,634,590
Shares Reinvested	8,074	24,912
Shares Redeemed	(1,913,737)	(388,140)
Net increase (decrease) in shares of beneficial interest outstanding	(1,767,777)	1,271,362

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Class A	March 31, 2019		March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015
Net asset value, beginning of year	$10.36		$10.31	$9.96	$10.78	$10.81
Activity from investment operations:
Net investment income (1)	0.05		0.02	0.04	0.02	0.04
Net realized and unrealized gain (loss) on investments	(0.54)		0.17	0.32	(0.66)	0.08
Total from investment operations	(0.50)		0.19	0.36	(0.64)	0.12
Less distributions from:
Net investment income	(0.03)		(0.01)	(0.01)	—	(0.03)
Return of capital	(0.00	) (5)	—	—	—	—
Net realized gains	—		(0.13)	—	(0.18)	(0.12)
Total distributions	(0.03)		(0.14)	(0.01)	(0.18)	(0.15)
Paid-in-Capital From Redemption Fees	0.00	(5)	0.00 (5)	0.00 (5)	—	0.00 (5)
Net asset value, end of year	$9.84		$10.36	$10.31	$9.96	$10.78
Total return (2)	(4.76)%		1.76%	3.59%	(5.87)%	1.06%
Net assets, at end of year (000s)	$6,577		$11,342	$19,051	$4,916	$5,411
Ratio of gross expenses to average net assets (3)(4)	2.09%		1.97%	1.98%	2.90%	2.71%
Ratio of net expenses to average net assets (4)	1.49%		1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets (4)	0.45%		0.14%	0.36%	0.22%	0.34%
Portfolio Turnover Rate	419%		364%	422%	611%	704%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class C	March 31, 2019	March 31, 2018	March 31, 2017		March 31, 2016	March 31, 2015
Net asset value, beginning of year	$10.05	$10.08	$9.80		$10.69	$10.78
Activity from investment operations:
Net investment loss (1)	(0.05)	(0.06)	(0.03)		(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.50)	0.16	0.31		(0.65)	0.08
Total from investment operations	(0.55)	0.10	0.28		(0.71)	0.03
Less distributions from:
Net investment income	—	—	(0.00	) (5)	—	—
Net realized gains	—	(0.13)	—		(0.18)	(0.12)
Total distributions	—	(0.13)	(0.00)		(0.18)	(0.12)
Paid-in-Capital From Redemption Fees	0.00 (5)	0.00 (5)	0.00	(5)	0.00 (5)	0.00 (5)
Net asset value, end of year	$9.50	$10.05	$10.08		$9.80	$10.69
Total return (2)	(5.47)%	0.93%	2.87%		(6.58)%	0.28%
Net assets, at end of year (000s)	$1,191	$3,915	$4,747		$646	$711
Ratio of gross expenses to average net assets (3)(4)	2.80%	2.72%	2.73%		3.65%	3.46%
Ratio of net expenses to average net assets (4)	2.24%	2.24%	2.24%		2.24%	2.24%
Ratio of net investment loss to average net assets (4)	(0.48)%	(0.61)%	(0.32)%		(0.55)%	(0.43)%
Portfolio Turnover Rate	419%	364%	422%		611%	704%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Class I	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016		March 31, 2015
Net asset value, beginning of year	$10.41	$10.36	$9.99	$10.80		$10.82
Activity from investment operations:
Net investment income (1)	0.07	0.04	0.06	0.05		0.06
Net realized and unrealized gain (loss) on investments	(0.55)	0.17	0.33	(0.68)		0.09
Total from investment operations	(0.48)	0.21	0.39	(0.63)		0.15
Less distributions from:
Net investment income	(0.05)	(0.03)	(0.02)	(0.00	) (5)	(0.05)
Return of capital	(0.01)	—	—	—		—
Net realized gains	—	(0.13)	—	(0.18)		(0.12)
Total distributions	(0.06)	(0.16)	(0.02)	(0.18)		(0.17)
Paid-in-Capital From Redemption Fees (5)	0.00	0.00	0.00	0.00		0.00
Net asset value, end of year	$9.87	$10.41	$10.36	$9.99		$10.80
Total return (2)	(4.59)%	2.01%	3.86%	(5.74)%		1.36%
Net assets, at end of year (000s)	$6,064	$24,790	$11,505	$5,742		$4,002
Ratio of gross expenses to average net assets (3)(4)	1.80%	1.72%	1.73%	2.65%		2.46%
Ratio of net expenses to average net assets (4)	1.24%	1.24%	1.24%	1.24%		1.24%
Ratio of net investment income to average net assets (4)	0.67%	0.39%	0.57%	0.48%		0.57%
Portfolio Turnover Rate	419%	364%	422%	611%		704%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived a portion of its expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2019

1.	ORGANIZATION

The Pinnacle Sherman Tactical Allocation Fund (formerly Pinnacle Tactical Allocation Fund) (the “Fund”), is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek high total return with reasonable risk. The Fund commenced operations on June 3, 2013.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange, including exchange traded funds, are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at NAV. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective NAVs as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

methods established by the board of trustees of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2019 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$12,875,499	$—	$—	$12,875,499
Total	$12,875,499	$—	$—	$12,875,499

The Fund did not hold any Level 2 or Level 3 securities during the period.

The Fund did not hold any derivatives during the period.

*	Refer to the Portfolio of Investments for classification by asset class.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized using the effective interest method.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions taken only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in its open tax years (2016-2018) or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense of the Statement of Operations. During the year ended March 31, 2019, the Fund did not incur any interest or penalties.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. As of March 31, 2019, the Fund held $947,578 in overnight sweep accounts with MUFG Union Bank N.A. These instruments are classified as cash and cash equivalents.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended March 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $105,171,780 and $127,857,782 respectively.

4.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the year ended March 31, 2019, the redemption fees paid were as follows:

Redemption Fee
Class A	$263
Class C	13
Class I	157

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Pinnacle Family Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”).

Pursuant to an advisory agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until July 31, 2019, to waive a portion of its advisory fee and reimburse the Fund for other expenses to the extent necessary so that the total operating expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

such as interest and dividend expenses on securities sold short, taxes, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.49% per annum of Class A average daily net assets, 2.24% per annum for Class C average daily net assets, and 1.24% per annum for Class I average daily net assets (“the expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation then in place at time of waiver. If the Operating Expenses attributable to the Class A, Class C and Class I shares subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement upon 60 days’ notice to the Adviser. For the year ended March 31, 2019, the Fund waived $147,836 in advisory fees pursuant to the Waiver Agreement.

The following amount is subject to recapture by the Fund until the following dates:

3/31/2020	3/31/2021	3/31/2022
$113,295	$185,945	$147,836

Distributor – The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plans, $19,550 in distribution fees for Class A shares and $23,580 in distribution fees for Class C shares were incurred during the year ended March 31, 2019.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended March 31, 2019, the Distributor received $2,062 from front-end sales charge of which $299 was retained by the principal underwriter or other affiliated broker-dealers for Class A shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of the control of the Fund, under section 2(a)(9) of the 1940 Act. As of March 31, 2019, National Financial Services, LLC held 40.8% of the voting securities of the Fund and may be deemed to control the Fund.

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,382,697 for the Fund, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$573,728
Unrealized depreciation	(80,926)
Net unrealized appreciation	$492,802

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2019	March 31, 2018
Ordinary Income	$80,263	$567,224
Long-Term Capital Gain	—	—
Return of Capital	19,889	—
	$100,152	$567,224

As of March 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other Book/Tax Difference	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(668,643)	$(970,321)	$—	$492,802	$(1,146,162)

The difference between book basis and tax basis, unrealized appreciation and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $668,643.

At March 31, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total
$—	$970,321	$—	$970,321

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Pinnacle Sherman Tactical Allocation Fund and
Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pinnacle Sherman Tactical Allocation Fund (the “Fund”), a series of Northern Lights Fund Trust III, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2013.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 29, 2019

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.1538 fax | cohenepa.com

Registered with the Public Company Accounting Oversight Board

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
EXPENSE EXAMPLES (Unaudited)
March 31, 2019

As a shareholder of the Pinnacle Sherman Tactical Allocation Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Pinnacle Sherman Tactical Allocation Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/2018	3/31/2019	10/1/18 – 3/31/19	10/1/18 – 3/31/19
Class A	$1,000.00	$937.90	$7.20	1.49%
Class C	1,000.00	934.10	10.80	2.24
Class I	1,000.00	938.70	5.99	1.24

Hypothetical	Beginning	Ending	Expenses Paid	Expense Ratio
(5% return before	Account Value	Account Value	During Period*	During Period**
expenses)	10/1/2018	3/31/2019	10/1/18 – 3/31/19	10/1/18 – 3/31/19
Class A	$1,000.00	$1,017.50	$7.49	1.49%
Class C	1,000.00	1,013.76	11.25	2.24
Class I	1,000.00	1,018.75	6.24	1.24

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Annualized.

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2019

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	[ 4 ]	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations & Opinions Group, Lincoln International LLC (since August 2007).	[ 4 ]	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	[ 4 ]	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	[ 4 ]	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	[ 4 ]	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); PS Technology, Inc. (2010-2013).

*	As of March 31, 2019, the Trust was comprised of 36 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

3/31/19-NLFT III-v1

PINNACLE SHERMAN TACTICAL ALLOCATION FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2019

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-985-9830.

3/31/19-NLFT III-v1

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-985-9830 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-985-9830.

INVESTMENT ADVISER
Pinnacle Family Advisors, LLC
620 W. Republic Road, Ste. 104
Springfield, MO 65807

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 – $13,500

2018 – $13,500

2017 – $13,500

(b)	Audit-Related Fees

2019 – None

2018 – None

2017 – None

(c)	Tax Fees

2019 –$3,500

2018 – $3,500

2017 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 – None

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019      2018     2017

Audit-Related Fees:      0.00%    0.00%   0.00%

Tax Fees:      0.00%    0.00%   0.00%

All Other Fees:      0.00%    0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $3,500

2018 - $3,500

2017 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 6/04/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 6/04/19

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/04/19